--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 29, 1999



                           ACCUMED INTERNATIONAL, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                    0-20652                   36-4054899
     ---------------              ------------             -------------------
     (State or other              (Commission                (IRS Employer
     jurisdiction of              File Number)             Identification No.)
     incorporation)


           920 N. Franklin Street, Suite 402, Chicago, Illinois 60610
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (312) 642-9200



--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        (a) On January 29, 1999, AccuMed International, Inc. (the "Company") completed the sale of substantially all the assets and certain liabilities related to the Company's Microbiology Division, including the Company's formerly wholly-owned subsidiary AccuMed International Ltd., an English registry company ("AccuMed UK" and collectively such assets and liabilities are referred to as the "Microbiology Business"). The Microbiology Business was sold to Trek Diagnostic Systems, Inc. (formerly known as AMI Acquisition Corp., the "Purchaser") pursuant to the Asset Purchase Agreement dated as of November 20, 1998, as amended (the "Purchase Agreement") between the Company and the Purchaser.

        The Microbiology Business assets include all of the outstanding stock of AccuMed UK, which sells a variety of FDA-cleared products under the SensititreTM name for the minimum inhibitory concentration and identification testing of bacteria and susceptibility measurement. The U.S. Microbiology Business assets relate to the ESPTM Culture System II product line consisting of disposables, software and instruments for the growth and detection of microorganisms in blood cultures, sterile body fluids and mycobacteria samples, and the alamarBlueTM product line. Assets sold include intellectual property such as patents, trademarks and intellectual property license rights, accounts receivable, inventory, and equipment. The Company assigned and the Purchaser assumed liabilities under various contracts relating to the Microbiology Business, including real property leases and customer contracts, as well as agreements with Becton Dickinson and Company relating to the purchase of certain real property and equipment, inventories and personal property related to the ESP Culture System II product line.

        The sales price was negotiated at arms-length through a competitive bid process. The Board of Directors of the Company accepted the Purchaser's offer as the offer providing the best value for the Company and its stockholders. The stockholders approved the principal terms of the sale of the Microbiology Business at a Special Meeting of Stockholders held on December 22, 1998.

        The Purchase Agreement called for an initial purchase price of $15,750,000 (assuming a minimum $4,500,000 of net working capital in the Microbiology Business at closing), of which $15,150,000 was to be paid in cash and $600,000 was to be deposited in an escrow account. The final purchase price was to be reduced, dollar for dollar, to the extent the net working capital of the Microbiology Business at closing is less than $4,500,000.

        At closing, the net working capital of the Microbiology Business was estimated to be at least $500,000 less than the $4,500,000 minimum assumed in the Purchase Agreement. Recognizing that at least $500,000 of the initial purchase price would be refunded to the Purchaser pursuant to the post-closing adjustment procedures in the Purchase Agreement, the parties agreed to a corresponding $500,000 reduction in the initial purchase price, the escrowed funds and the minimum net working capital. Thus, the Company received $15,150,000 in cash at closing and an additional $100,000 was deposited into an escrow account. The escrowed funds will be disposed of upon the completion of an independent audit of the closing net working capital and post-closing adjustment to the final purchase price as required by the Purchase Agreement.

        The Purchaser is a newly formed Delaware corporation created to acquire and, after the closing, operate the Microbiology Business. The Purchaser's stockholders are Key Equity Capital Corporation, certain of its affiliates and certain members of the Purchaser's management, including Michael D. Burke. Mr. Burke served as an executive officer of the Company from December 1995 through December 1997 and is a stockholder of the Company.

        A portion of the proceeds, totaling $9,415,000, was used to retire a revolving line of credit, secured notes payable, unsecured notes payable, accrued interest thereon, and expenses related to the transaction. The balance of the proceeds, about $5,700,000, was retained for general corporate purposes, including working capital.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)     Pro Forma Financial Information.

        AccuMed International, Inc. and Subsidiaries.

        1. Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998.
        2. Pro Forma Condensed Consolidated Statements of Operations for the year December 31, 1997.
        3. Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1998.
        4.      Notes to Pro Forma Condensed Consolidated Financial Statements.

(c)     Exhibits.

        2.1 Asset Purchase Agreement dated November 20, 1998 between the Company and AMI Acquisition Corp.

                  ACCUMED INTERNATIONAL, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                  (1)               (2)
                                              UNAUDITED
                                           --------------      Asset Sale          Loan Payoff
                      ASSETS               Sept. 30, 1998     Adjustments          Adjustments        Pro Forma
                                           --------------     ------------        -------------      ------------
CURRENT ASSETS
  Cash and cash equivalents                 $    114,339      $ 14,400,000         $ (8,504,986)     $  6,009,353
  Accounts receivable, net                     4,289,957        (4,061,445)                               228,512
  Prepaid expenses                               319,768          (203,894)                               115,874
  Production inventory                         5,194,688        (2,773,909)                             2,420,779
                                            ------------      ------------         ------------      ------------
     TOTAL CURRENT ASSETS                      9,918,752         7,360,752           (8,504,986)        8,774,518
                                            ------------      ------------         ------------      ------------

FIXED ASSETS, NET                              3,655,305        (1,979,821)                             1,675,484
                                            ------------      ------------         ------------      ------------

Notes receivable                                 164,199                --                                164,199
Deferred financing costs                         196,824                --             (196,824)               --
Purchased technology                           5,244,573                --                              5,244,573
Other assets                                     812,165           (32,709)                               779,456
                                            ------------      ------------         ------------      ------------

                                            $ 19,991,818      $  5,348,222         $ (8,701,810)     $ 16,638,230
                                            ============      ============         ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                          $  2,519,842      $   (822,471)                          $  1,697,371
  Payroll and related accruals                   120,000                --                                120,000
  Accrued interest                                94,865                --              (94,865)               --
  Other current liabilities                      753,924          (519,711)                               234,213
  Notes payable                                1,636,582                --           (1,636,582)               --
  Long term debt, current portion                802,900                --             (802,900)               --
                                            ------------      ------------         ------------      ------------
     TOTAL CURRENT LIABILITIES                 5,928,113        (1,342,182)          (2,534,347)        2,051,584
                                            ------------      ------------         ------------      ------------

Warranty reserves, non-current                   430,626          (430,626)                                    --
Long term debt                                 6,289,139                --           (5,738,639)          550,500
                                            ------------      ------------         ------------      ------------
                                               6,719,765          (430,626)          (5,738,639)          550,500
                                            ------------      ------------         ------------      ------------
STOCKHOLDERS' EQUITY
  Preferred stock, series A convertible        4,329,466                                                4,329,466
  Common stock, $0.01 par value                   54,855                                                   54,855
  Additional paid-in capital                  59,539,595                                               59,539,595
  Other comprehensive income                      14,783                                                   14,783
  Accumulated deficit                        (56,378,022)        7,121,030(4)          (428,824)      (49,685,816)
  Treasury stock                                (216,737)                                                (216,737)
                                            ------------      ------------         ------------      ------------
     TOTAL STOCKHOLDERS' EQUITY                7,343,940         7,121,030             (428,824)       14,036,146
                                            ------------      ------------         ------------      ------------

                                            $ 19,991,818      $  5,348,222         $ (8,701,810)     $ 16,638,230
                                            ============      ============         ============      ============

                  See accompanying notes to pro forma condensed
                       consolidated financial statements.

                  ACCUMED INTERNATIONAL, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1997

                                                Unaudited        Adjustments           Pro Forma
                                               ------------      ------------         ------------
SALES                                          $ 19,109,661      $ 18,108,885 (3)     $  1,000,776
COST OF SALES                                   (11,850,692)      (10,293,517)(3)       (1,557,175)
                                               ------------      ------------         ------------
     Gross profit (loss)                          7,258,969         7,815,368             (556,399)
                                               ------------      ------------         ------------

OPERATING EXPENSES:
     General and administrative                   7,891,320         1,692,655 (3)        6,198,665
     Research and development                     5,315,411         1,632,008 (3)        3,683,403
     Asset impairment                             3,582,068              -    (3)        3,582,068
     Sales and marketing                          4,289,447         2,861,712 (3)        1,427,735
                                               ------------      ------------         ------------
TOTAL OPERATING EXPENSES                         21,078,246         6,186,375           14,891,871
                                               ------------      ------------         ------------

OPERATING INCOME (LOSS)                         (13,819,277)        1,628,993          (15,448,270)
                                               ------------      ------------         ------------

OTHER INCOME (EXPENSE):
     Interest expense                            (3,584,160)       (2,570,557)(3)       (1,013,603)
     Other income (expense)                         484,861           (26,284)(3)          511,145
                                               ------------      ------------         ------------
TOTAL OTHER INCOME (EXPENSE)                     (3,099,299)       (2,596,841)            (502,458)
                                               ------------      ------------         ------------

LOSS BEFORE INCOME TAXES                        (16,918,576)         (967,848)         (15,950,728)

INCOME TAX EXPENSE                                       --                --                   --
                                               ------------      ------------         ------------

NET LOSS FROM CONTINUING OPERATIONS            $(16,918,576)     $   (967,848)        $(15,950,728)
                                               ============      ============         ============

BASIC NET LOSS PER SHARE
     FROM CONTINUING OPERATIONS                $      (4.60)                          $      (4.34)
                                               ============                           ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING        3,675,488                              3,675,488
                                               ============                           ============






                  See accompanying notes to pro forma condensed
                       consolidated financial statements.

                  ACCUMED INTERNATIONAL, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      Nine Months Ended September 30, 1998


                                                Unaudited        Adjustments           Pro Forma
                                               ------------      ------------         ------------
SALES                                          $ 15,451,174      $ 15,379,864 (3)     $     71,310
COST OF SALES                                    (8,825,530)       (8,353,362)(3)         (472,168)
                                               ------------      ------------         ------------
     Gross profit (loss)                          6,625,644         7,026,502             (400,858)
                                               ------------      ------------         ------------

OPERATING EXPENSES:
     General and administrative                   4,928,149           914,213 (3)        4,013,936
     Research and development                     2,621,889           567,490 (3)        2,054,399
     Sales and marketing                          2,560,261         1,474,299 (3)        1,085,962
                                               ------------      ------------         ------------
TOTAL OPERATING EXPENSES                         10,110,299         2,956,002            7,154,297
                                               ------------      ------------         ------------

OPERATING INCOME (LOSS)                          (3,484,655)        4,070,500           (7,555,155)
                                               ------------      ------------         ------------

OTHER INCOME (EXPENSE):
     Interest expense                            (1,267,913)         (886,322)(3)         (381,591)
     Other income (expense)                         796,515            13,189 (3)          783,326
                                               ------------      ------------         ------------
TOTAL OTHER INCOME (EXPENSE)                       (471,398)         (873,133)             401,735
                                               ------------      ------------         ------------

LOSS BEFORE INCOME TAXES                         (3,956,053)        3,197,367           (7,153,420)

INCOME TAX EXPENSE                                       --                --                   --
                                               ------------      ------------         ------------

NET LOSS FROM CONTINUING OPERATIONS            $ (3,956,053)     $  3,197,367         $ (7,153,420)
                                               ============      ============         ============

BASIC NET LOSS PER SHARE
     FROM CONTINUING OPERATIONS                $      (0.80)                          $      (1.44)
                                               ============                           ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING        4,950,396                              4,950,396
                                               ============                           ============






                  See accompanying notes to pro forma condensed
                       consolidated financial statements.

                  ACCUMED INTERNATIONAL, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE A - DESCRIPTION OF DIVESTITURE

        On January 29, 1999, AccuMed International, Inc. (the "Company") sold all of the net assets related to its Microbiology Business, pursuant to an Asset Purchase Agreement dated November 20, 1998 (the "Agreement") between the Company and the Purchaser.

        The accompanying condensed consolidated financial statements illustrate the effect of the divestiture ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of September 30, 1998 is based on the historical balance sheet of the Company on that date and assumes the divestiture took place on that date. The condensed consolidated statements of operations for the year ended December 31, 1997 and nine months ended September 30, 1998 are based on the historical statements of operations of the Company as of those dates and assumes the divestiture took place on the first day of operations in the period.

        The pro forma condensed consolidated financial statements may not be indicative of the actual results of the divestiture. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the final purchase price, the actual amount of which may differ based on a final audit (pursuant to the Agreement) reporting the value of the assets purchased and liabilities assumed by the Purchaser.

        The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company.

NOTE B - PRO FORMA ADJUSTMENTS

        The following adjustments are reflected in the Pro Forma Condensed Consolidated Financial Statements under the columns headed "Adjustments".

(1)     Sale of Net Assets of the Microbiology Business.

        To reflect the receipt of the $15,150,000 in cash from the sale of the Microbiology Business, less $750,000 of expenses related to the sale paid at the closing. The final sales price may be adjusted per terms of the Agreement depending on the value of net working capital transferred as determined by an independent audit. The additional adjustments to accounts receivable, prepaid expenses, production inventory, property and equipment, current liabilities and warranty reserves in the Pro Forma Condensed Consolidated Balance Sheet as of

September 30, 1998 are based on the Microbiology Business book values of those items as of that date assumed by the Purchaser.

(2)     Debt retirement

        A portion of the funds received from the sale of the Microbiology Business were used to retire debt secured by the assets sold, the related unsecured debt issued to acquire certain of such assets and the related accrued interest thereon. The unamortized deferred financing costs and debt discount associated with the retired debt is also written off. The adjustments to deferred financing costs, accrued interest and debt in the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 are based on the book values of those items as of that date.

(3)     Eliminate Microbiology Business revenues and expenses

        All recorded revenues and expenses of the Microbiology Business are eliminated to reflect the sale of the Microbiology Business as of the first day of the reported period. Interest expense associated with the debt of the Microbiology Business is also eliminated.

(4)     Record gain on Microbiology Business disposal

        The estimated gain on the disposal of the Microbiology Business is reported as a discontinued operation. The gain is based on the estimated sales price and the net book value of the assets to be sold to and liabilities assumed by the Purchaser as of the date of the balance sheet presented.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ACCUMED INTERNATIONAL, INC.


        Dated:  February 12, 1999         By: /s/ GARY A. NEWBERRY
                                              ----------------------------------
                                              Gary A. Newberry
                                              Chief Financial Officer

                                  EXHIBIT INDEX

No.     Exhibit
---     -------

        2.1 Asset Purchase Agreement dated November 20, 1998 between the Company and AMI Acquisition Corp.